TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2018
TRADE AND OTHER RECEIVABLES
TRADE AND OTHER RECEIVABLES

16.    TRADE AND OTHER RECEIVABLES

Trade and other receivables consist of the following:

	As at December 31,
	2017	2018
	Thousand USD	Thousand USD
Trade receivables, gross	10,206	7,939
Deposit (Note a)	7,186	1,072
Receivable due from third parties (Note b)	4,758	6,605
Allowance for expected credit losses (Note d)	—	(1,856)
Financial assets	22,150	13,760
Value-added tax recoverable	2,044	1,053
Prepaid assets and prepayment	6,755	4,915
Receivable due from staff	78	40
Others	4,958	2,093
Allowance for expected credit losses (Note c)	(1,403)	(1,326)
Non-financial assets	12,432	6,775
Trade and other receivables	34,582	20,535

All amounts are short-term. The net carrying value of trade receivables is considered a reasonable approximation of fair value.

Note:

(a)

The balance as of December 31, 2017 includes (1) USD 2.5 million deposit under the arrangement of Hudson Note, (2) USD 1.4 million for the EPC deposit in Canada and (3) USD 1.8 million for the litigation deposit in Japan and this deposit was received by January 2018.

The balance as of December 31, 2018 mainly includes the EPC deposit in Canada.

(b)	The balance as of December 31, 2018 mainly includes debt investment to third parties.
(c)

The balance as of December 31, 2017 mainly includes an amount receivable due from a third party to the Group of approximately USD1.1 million (equivalent to EUR1.0 million), which was incurred in 2012, claim against two third party contractors who failed to construct a solar park for one subsidiary of the Group, who delivered solar modules and made prepayment already. A settlement agreement was made in September 2012, however the two contractors failed to repay after made the first repayment of total three installments. The Group is negotiating for another settlement agreement, and based on the recent communications among the Group and two contractors, management concluded to make full provision for doubtful receivables in the amount of USD1.1 million in 2015.

(d)	Refer to Note 34 for a detailed analysis of how the impairment requirements of IFRS 9 are applied.

No interest is charged on trade receivables. The Group does not have collateral over the balances. Before accepting any new customer, the management of the Group will assess the potential customer’s credit quality and grant credit limits to each customer.

The balances that are neither past due nor impaired as at the end of each reporting period are at good credit quality.

These debtors were either placed under liquidation or in severe financial difficulties and such amounts were not likely to be recovered in the future.

In determining the recoverability of a trade receivable, the Group considers any change in the credit quality of the debtor from the date credit was initially granted up to the end of each reporting period.

Movements in the allowance for doubtful debts of trade and other receivables during the periods presented are as follows:

	At December 31,
	2017	2018
	Thousand USD	Thousand USD
Balance at beginning of year	1,329	1,403
Effect of IFRS 9 as at January 1, 2018	—	1,044
Adjustment from the adoption of IFRS 9	—	2,447
Provisions recognized on receivables	—	811
Exchange difference	74	(76)
Balance at end of the year	1,403	3,182

See accounting policies in Notes 3.20.3. The effect of initially applying IFRS 9 is described in Note 2.1